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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

        Date of Report (date of earliest event reported): July 29, 2003


                    FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
            (Exact name of Registrant as specified in its charter)




   Virginia                      32-0045263                   0-50230
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)


Item 12. Results of Operations and Financial Condition.


1. On July 29, 2003, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing its earnings for the 2nd quarter 2003. The entire text of that press release is being filed herewith and attached as Exhibit 99.1.

2. Friedman, Billings, Ramsey Group, Inc. attaches herewith Unaudited Condensed Pro Forma Consolidated Statements of Operations and Related Notes for the three months ended June 30, 2002, September 30, 2002, and December 31, 2002.


     Exhibit 99.1: Friedman,  Billings, Ramsey Group, Inc.'s Press Release dated
                   July 29, 2003.

     Exhibit 99.2: Unaudited Condensed Pro Forma Consolidated Statements of
                   Operations and Related Notes For the Three Month Periods Ended June 30, 2002, September 30, 2002, and
                   December 31, 2002.



SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Date:  July 30, 2003            By: /s/ Emanuel J. Friedman
                                    --------------------------------
                                    Emanuel J. Friedman
                                    Co-Chairman